                                                               EXHIBIT 99(b)(i)




                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                              SFSC CAPITAL TRUST I

                          Dated as of October 29, 2002









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                                TABLE OF CONTENTS


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                                                                                              Page


                                            ARTICLE I
                                  INTERPRETATION AND DEFINITIONS
SECTION 1.1. Definitions.........................................................................1

                                            ARTICLE II
                                           ORGANIZATION

SECTION 2.1.    Name.............................................................................9
SECTION 2.2.    Office...........................................................................9
SECTION 2.3.    Purpose..........................................................................9
SECTION 2.4.    Authority........................................................................9
SECTION 2.5.    Title to Property of the Trust...................................................9
SECTION 2.6.    Powers and Duties of the Trustees and the Administrators........................10
SECTION 2.7.    Prohibition of Actions by the Trust and the Trustees............................14
SECTION 2.8.    Powers and Duties of the Institutional Trustee..................................15
SECTION 2.9.    Certain Duties and Responsibilities of the Trustees and the Administrators......17
SECTION 2.10.   Certain Rights of Institutional Trustee.........................................19
SECTION 2.11.   Delaware Trustee................................................................21
SECTION 2.12.   Execution of Documents..........................................................21
SECTION 2.13.   Not Responsible for Recitals or Issuance of Securities..........................21
SECTION 2.14.   Duration of Trust...............................................................22
SECTION 2.15.   Mergers.........................................................................22

                                           ARTICLE III
                                             SPONSOR

SECTION 3.1.    Sponsor's Purchase of Common Securities.........................................24
SECTION 3.2.    Responsibilities of the Sponsor.................................................24

                                            ARTICLE IV
                                   TRUSTEES AND ADMINISTRATORS

SECTION 4.1.    Number of Trustees..............................................................24
SECTION 4.2.    Delaware Trustee................................................................25
SECTION 4.3.    Institutional Trustee; Eligibility..............................................25
SECTION 4.4.    Certain Qualifications of the Delaware Trustee Generally........................25
SECTION 4.5.    Administrators..................................................................25
SECTION 4.6.    Initial Delaware Trustee........................................................26
SECTION 4.7.    Appointment, Removal and Resignation of the Trustees and the Administrators.....26

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                                 i


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

SECTION 4.8.    Vacancies Among Trustees..................................................28
SECTION 4.9.    Effect of Vacancies.......................................................28
SECTION 4.10.   Meetings of the Trustees and the Administrators...........................28
SECTION 4.11.   Delegation of Power.......................................................28
SECTION 4.12.   Merger, Conversion, Consolidation or Succession to Business...............29

                                          ARTICLE V
                                        DISTRIBUTIONS

SECTION 5.1.    Distributions.............................................................29

                                         ARTICLE VI
                                   ISSUANCE OF SECURITIES

SECTION 6.1.    General Provisions Regarding Securities...................................29
SECTION 6.2.    Paying Agent, Transfer Agent, Calculation Agent and Registrar.............30
SECTION 6.3.    Form and Dating...........................................................31
SECTION 6.4.    Mutilated, Destroyed, Lost or Stolen Certificates.........................32
SECTION 6.5.    Temporary Securities......................................................32
SECTION 6.6.    Cancellation..............................................................32
SECTION 6.7.    Rights of Holders; Waivers of Past Defaults...............................32

                                        ARTICLE VII
                            DISSOLUTION AND TERMINATION OF TRUST

SECTION 7.1.    Dissolution and Termination of Trust......................................34

                                        ARTICLE VIII
                                   TRANSFER OF INTERESTS

SECTION 8.1.    General...................................................................35
SECTION 8.2.    Transfer Procedures and Restrictions......................................36
SECTION 8.3.    Deemed Security Holders...................................................39

                                         ARTICLE IX
                             LIMITATION OF LIABILITY OF HOLDERS
                             OF SECURITIES, TRUSTEES OR OTHERS

SECTION 9.1.    Liability.................................................................39
SECTION 9.2.    Exculpation...............................................................39
SECTION 9.3.    Fiduciary Duty............................................................40
SECTION 9.4.    Indemnification...........................................................40
SECTION 9.5.    Outside Businesses........................................................43
SECTION 9.6.    Compensation; Fee.........................................................44
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                                       ii

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                                         ARTICLE X
                                         ACCOUNTING
SECTION 10.1.   Fiscal Year..............................................................44
SECTION 10.2.   Certain Accounting Matters...............................................44
SECTION 10.3.   Banking..................................................................45
SECTION 10.4.   Withholding..............................................................45

                                        ARTICLE XI
                                  AMENDMENTS AND MEETINGS

SECTION 11.1.   Amendments...............................................................46
SECTION 11.2.   Meetings of the Holders of the Securities; Action by Written Consent.....48

                                        ARTICLE XII
                              REPRESENTATIONS OF INSTITUTIONAL
                                TRUSTEE AND DELAWARE TRUSTEE

SECTION 12.1.   Representations and Warranties of Institutional Trustee..................49
SECTION 12.2.   Representations and Warranties of Delaware Trustee.......................50

                                        ARTICLE XIII
                                       MISCELLANEOUS

SECTION 13.1.   Notices..................................................................51
SECTION 13.2.   Governing Law............................................................52
SECTION 13.3.   Submission to Jurisdiction...............................................52
SECTION 13.4.   Intention of the Parties.................................................53
SECTION 13.5.   Headings.................................................................53
SECTION 13.6.   Successors and Assigns...................................................53
SECTION 13.7.   Partial Enforceability...................................................53
SECTION 13.8.   Counterparts.............................................................53

                                   ANNEXES AND EXHIBITS

ANNEX I         Terms of Floating Rate MMCapS(SM) and Floating Rate Common Securities

EXHIBIT A-1     Form of Capital Security Certificate
EXHIBIT A-2     Form of Common Security Certificate
EXHIBIT B       Form of Transferee Certificate to be Executed by Transferees Other than
                QIBs
EXHIBIT C       Form of Transferor Certificate to be Executed for QIBs

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                                iii

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                              SFSC CAPITAL TRUST I

                                October 29, 2002

                  AMENDED AND RESTATED DECLARATION OF TRUST (this
"Declaration"), dated and effective as of October 29, 2002, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and the holders from time to time of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration.

                  WHEREAS, certain of the Trustees, the Administrators and the Sponsor established SFSC Capital Trust I (the "Trust"), a statutory trust under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of October 15, 2002 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 15, 2002, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein) in connection with the TPref Funding II, Ltd. transaction;

                  WHEREAS, as of the date hereof, no interests in the assets of the Trust have been issued; and

                  WHEREAS, all of the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration, and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, amend and restate in its entirety the Original Declaration and agree as follows:



                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

                  SECTION 1.1. Definitions. Unless the context otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1 or, if not defined in this Section 1.1 or elsewhere herein, in the Indenture;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Additional Interest" has the meaning set forth in Section
3.06 of the Indenture.

                  "Administrative Action" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Administrators" means each of Michael J. Falbo and Michael A. Reindl, solely in such Person's capacity as Administrator of the Trust continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) a court having jurisdiction in the premises enters a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree, appointment or order remains unstayed and in effect for a period of 90 consecutive days; or

                  (b) such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

                  "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in Wilmington, Delaware, New York City or Hales Corners, Wisconsin are permitted or required by any applicable law or executive order to close.

                  "Calculation Agent" has the meaning set forth in Section 1.01 of the Indenture.

                  "Capital Securities" has the meaning set forth in Section 6.1(a).

                  "Capital Security Certificate" means a definitive Certificate registered in the name of the Holder representing a Capital Security substantially in the form of Exhibit A-1.

                  "Capital Treatment Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Certificate" means any certificate evidencing Securities.

                  "Certificate of Trust" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended and restated from time to time.

                  "Closing Date" has the meaning set forth in the Placement Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Securities" has the meaning set forth in Section
6.1(a).

                  "Common Security Certificate" means a definitive Certificate registered in the name of the Holder representing a Common Security substantially in the form of Exhibit A-2.

                  "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

                  "Comparable Treasury Issue" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Comparable Treasury Price" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office shall at all times be located in the United States and at the date of execution of this Declaration is located at Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001. Attention: Corporate Trust Administrator.

                  "Coupon Rate" has the meaning set forth in paragraph 2(a) of Annex I.

                  "Covered Person" means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "Debenture Issuer" means State Financial Services Corporation, a bank holding company incorporated in Wisconsin, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the Floating Rate Junior Subordinated Debt Securities due 2032 to be issued by the Debenture Issuer under the Indenture.

                  "Deferred Interest" means any interest on the Debentures that would have been overdue and unpaid for more than one Distribution Payment Date but for the imposition of an Extension Period, and the interest that shall accrue (to the extent that the payment of such interest is legally enforceable) on such interest at the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date on which such Deferred Interest would otherwise have been due and payable until paid or made available for payment.

                  "Definitive Capital Securities" means any Capital Securities in definitive form issued by the Trust.

                  "Delaware Trustee" has the meaning set forth in Section 4.2.

                  "Direct Action" has the meaning set forth in Section 2.8(e).

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 5.1.

                  "Distribution Payment Date" has the meaning set forth in paragraph 2(e) of Annex I.

                  "Event of Default" means the occurrence of an Indenture Event of Default.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Extension Period" has the meaning set forth in paragraph 2(e) of Annex I.

                  "Federal Reserve" has the meaning set forth in paragraph 3 of Annex I.

                  "Fiduciary Indemnified Person" shall mean each of the Institutional Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or the Delaware Trustee.

                  "Fiscal Year" has the meaning set forth in Section 10.1

                  "Guarantee" means the Guarantee Agreement, dated as of October 29, 2002, of the Sponsor in respect of the Capital Securities.

                  "Holder" means a Person in whose name a Certificate representing a Security is registered on the register maintained by or on behalf of the Registrar, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture, dated as of October 29, 2002, among the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

                  "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 4.3.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Investment Company Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Legal Action" has the meaning set forth in Section 2.8(e).

                  "LIBOR" means the London Interbank Offered Rate for U.S. Dollar deposits in Europe as determined by the Calculation Agent according to paragraph 2(b) of Annex I.

                  "LIBOR Banking Day" has the meaning set forth in paragraph 2(b)(1) of Annex I.

                  "LIBOR Business Day" has the meaning set forth in paragraph 2(b)(1) of Annex I.

                  "LIBOR Determination Date" has the meaning set forth in paragraph 2(b)(1) of Annex I.

                  "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

                  "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

                  "Majority in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Paying Agent" has the meaning set forth in Section 6.2.

                  "Payment Amount" has the meaning set forth in Section 5.1.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Placement Agreement" means the Placement Agreement relating to the offering and sale of Capital Securities.

                  "PORTAL" has the meaning set forth in Section 2.6(a)(i).

                  "Primary Treasury Dealer" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Property Account" has the meaning set forth in Section
2.8(c).

                  "Pro Rata" has the meaning set forth in paragraph 8 of Annex
I.

                  "QIB" means a "qualified institutional buyer" as defined under Rule 144A.

                  "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

                  "Quotation Agent" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Redemption/Distribution Notice" has the meaning set forth in paragraph 4(e) of Annex I.

                  "Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Registrar" has the meaning set forth in Section 6.2.

                  "Reference Treasury Dealer" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Reference Treasury Dealer Quotations" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Relevant Trustee" has the meaning set forth in Section
4.7(a).

                  "Remaining Life" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Restricted Securities Legend" has the meaning set forth in
Section 8.2(c).

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

                  "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

                  "Securities" means the Common Securities and the Capital Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Sponsor" means State Financial Services Corporation, a bank holding company that is a U.S. Person incorporated in Wisconsin, or any successor entity in a merger, consolidation or amalgamation that is a U.S. Person, in its capacity as sponsor of the Trust.

                  "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 4.7(e).

                  "Successor Entity" has the meaning set forth in Section
2.15(b).

                  "Successor Institutional Trustee" has the meaning set forth in
Section 4.7(b).

                  "Successor Securities" has the meaning set forth in Section 2.15(b).

                  "Super Majority" has the meaning set forth in paragraph 5(b) of Annex I.

                  "Tax Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "10% in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Transfer Agent" has the meaning set forth in Section 6.2.

                  "Treasury Rate" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time-to-time, or any successor legislation.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

                  "U.S. Person" means a United States Person as defined in
Section 7701(a)(30) of the Code.

                                   ARTICLE II
                                  ORGANIZATION

                  SECTION 2.1. Name. The Trust is named "SFSC Capital Trust I," as such name may be modified from time to time by the Administrators following written notice to the Institutional Trustee and the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

                  SECTION 2.2. Office. The address of the principal office of the Trust, which shall be in a state of the United States or the District of Columbia, is 10708 W. Janesville Road, Hales Corners, WI 53130-0467. On ten Business Days' written notice to the Institutional Trustee and the Holders of the Securities, the Administrators may designate another principal office, which shall be in a State of the United States or the District of Columbia.

                  SECTION 2.3. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities representing undivided beneficial interests in the assets of the Trust, (b) to invest the gross proceeds from such sale in the Debentures and (c) except as otherwise limited herein, to engage in only those other activities incidental thereto that are deemed necessary or advisable by the Institutional Trustee, including, without limitation, those activities specified in this Declaration. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

                  SECTION 2.4. Authority. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee on behalf of the Trust and in accordance with such Trustee's powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 2.6, to perform those duties assigned to the Administrators.

                  SECTION 2.5. Title to Property of the Trust. Except as provided in Section 2.8 with respect to the Debentures and the Property Account or as otherwise provided in this

Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                  SECTION 2.6. Powers and Duties of the Trustees and the Administrators.

                  (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Administrators and, at the direction of the Administrators, the Trustees, shall have the authority to enter into all transactions and agreements determined by the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                           (i) Each Administrator shall have the power, duty and
                  authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                                    (A) the issuance and sale of the Securities;

                                    (B) to cause the Trust to enter into, and to
                           execute, deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent, a Debenture subscription agreement between the Trust and the Sponsor and a Common Securities subscription agreement between the Trust and the Sponsor;

                                    (C) ensuring compliance with the Securities
                           Act and applicable state securities or blue sky laws;

                                    (D) if and at such time determined by the
                           Sponsor at the request of the Holders, assisting in the designation of the Capital Securities for trading in the Private Offering, Resales and Trading through the Automatic Linkages ("PORTAL") system if available;

                                    (E) the sending of notices (other than
                           notices of default) and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration, including notice of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                                    (F) the appointment of a Paying Agent,
                           Transfer Agent and Registrar in accordance with this Declaration;

                                    (G) execution and delivery of the Securities
                           in accordance with this Declaration;

                                    (H) execution and delivery of closing
                           certificates pursuant to the Placement Agreement and the application for a taxpayer identification number;

                                    (I) unless otherwise determined by the
                           Holders of a Majority in liquidation amount of the Securities or as otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                                    (J) the taking of any action incidental to
                           the foregoing as the Sponsor or an Administrator may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                                    (K) to establish a record date with respect
                           to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                                    (L) to duly prepare and file on behalf of
                           the Trust all applicable tax returns and tax information reports that are required to be filed with respect to the Trust;

                                    (M) to negotiate the terms of, and the
                           execution and delivery of, the Placement Agreement providing for the sale of the Capital Securities;

                                    (N) to employ or otherwise engage employees,
                           agents (who may be designated as officers with titles), managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

                                    (O) to incur expenses that are necessary or
                           incidental to carry out any of the purposes of the Trust;

                                    (P) to give the certificate required by
                           Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by an Administrator; and

                                    (Q) to take all action that may be necessary
                           or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of each jurisdiction (other than the State of Delaware) in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                           (ii) As among the Trustees and the Administrators,
                  the Institutional Trustee shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                                    (A) the establishment of the Property
                           Account;

                                    (B) the receipt of the Debentures;

                                    (C) the collection of interest, principal
                           and any other payments made in respect of the Debentures in the Property Account;

                                    (D) the distribution through the Paying
                           Agent of amounts owed to the Holders in respect of the Securities;

                                    (E) the exercise of all of the rights,
                           powers and privileges of a holder of the Debentures;

                                    (F) the sending of notices of default and
                           other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                                    (G) the distribution of the Trust Property
                           in accordance with the terms of this Declaration;

                                    (H) to the extent provided in this
                           Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (I) after any Event of Default (of which the
                           Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) (provided, that such Event of Default is not by or with respect to the Institutional Trustee), the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                                    (J) to take all action that may be necessary
                           or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware to protect the limited liability of the Holders of the Capital

                           Securities or to enable the Trust to effect the purposes for which the Trust was created; and

                                    (K) to undertake any actions set forth in
                           Section 317(a) of the Trust Indenture Act.

                           (iii) The Institutional Trustee shall have the power
                  and authority, and is hereby authorized, to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in
                  Section 2.6(a)(i)(E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

                  (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause (or in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer would cause) the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Institutional Trustee shall, at the sole cost and expense of the Trust subject to reimbursement under Section 9.6(a), defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

                  (c) In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                           (i) the taking of any action necessary to obtain an
                  exemption from the Securities Act;

                           (ii) the determination of the States in which to take
                  appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advisement of and direction to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities; and

                           (iii) the taking of any other actions necessary or
                  desirable to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrators, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer), and (ii) the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer) and (iii) the Trust will not take any action inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer). In this connection, the Institutional Trustee, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws or this Declaration, as amended from time to time, that each of the Institutional Trustee, the Administrators and such Holders determine in their discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the Capital Securities.

                  (e) All expenses incurred by the Administrators or the Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

                  (f) The assets of the Trust shall consist of the Trust
Property.

                  (g) Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust in accordance with this Declaration.

                  (h) If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 2.7. Prohibition of Actions by the Trust and the Trustees.

                  The Trust shall not, and the Institutional Trustee and the Administrators shall not, and the Administrators shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Institutional Trustee and the Administrators shall not cause the Trust to:

                  (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

                  (b) acquire any assets other than as expressly provided herein;

                  (c) possess Trust Property for other than a Trust purpose;

                  (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (e) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Securities;

                  (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (g) other than as provided in this Declaration (including Annex I), (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received a written opinion of counsel experienced in such matters to the effect that such amendment, modification or termination will not cause the Trust to cease to be classified as a grantor trust for United States federal income tax purposes.

                  SECTION 2.8. Powers and Duties of the Institutional Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 4.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee.

                  (c) The Institutional Trustee shall:

                           (i) establish and maintain a segregated non-interest
                  bearing trust account (the "Property Account") in the United States (as defined in Treasury

                  Regulations Section 301.7701-7), in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 5.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                           (ii) engage in such ministerial activities as shall
                  be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                           (iii) upon written notice of distribution issued by
                  the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the Securities.

                  (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

                  (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust (a "Legal Action") which arise out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of the Capital Securities in such Direct Action; provided, however, that a Holder of the Common Securities may exercise such right of subrogation only if no Event of Default with respect to the Capital Securities has occurred and is continuing.

                  (f) The Institutional Trustee shall continue to serve as a Trustee until either:

                           (i) the Trust has been completely liquidated and the
                  proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities and this Declaration (including Annex I); or

                           (ii) a Successor Institutional Trustee has been
                  appointed and has accepted that appointment in accordance with
                  Section 4.7.

                  (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Securities.

                  (h) The Institutional Trustee must exercise the powers set forth in this Section 2.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 2.3.

                  SECTION 2.9. Certain Duties and Responsibilities of the Trustees and the Administrators.

                  (a) The Institutional Trustee, before the occurrence of any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)), has occurred (that has not been cured or waived pursuant to Section 6.7), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or the Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. Nothing in this Declaration shall be construed to release an Administrator from liability for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating to the Trust or to the Holders, such Trustee or Administrator shall not be liable to the Trust or to any Holder for such Trustee's or Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

                  (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 2.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

                  (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct with respect to matters that are within the authority of the Institutional Trustee under this Declaration, except that:

                           (i) the Institutional Trustee shall not be liable for
                  any error or judgment made in good faith by an Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                           (ii) the Institutional Trustee shall not be liable
                  with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                           (iii) the Institutional Trustee's sole duty with
                  respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                           (iv) the Institutional Trustee shall not be liable
                  for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to Section 2.8(c)(i) and except to the extent otherwise required by law; and

                           (v) the Institutional Trustee shall not be
                  responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

                  SECTION 2.10. Certain Rights of Institutional Trustee. Subject to the provisions of Section 2.9:

                  (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, written opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own negligence or willful misconduct;

                  (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (d) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

                  (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (f) the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice;

the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) that has not been cured or waived, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

                  (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Common Securities and the Capital Securities, which instructions may be given only by the Holders of the same proportion in liquidation amount of the Common Securities and the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Common Securities and the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

                  (k) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (l) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

                  (m) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee has actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, except with respect to an Event of Default pursuant to Sections 5.01(a) or 5.01(b) of the Indenture (other than an Event of Default resulting from the default in the payment of Additional Interest or premium, if any, if the Institutional Trustee does not have actual knowledge or written notice that such payment is due and payable), of which the Institutional Trustee shall be deemed to have knowledge;

                  (n) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

                  (o) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

                  SECTION 2.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 4.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees or the Administrators described in this Declaration (except as may be required under the Statutory Trust Act). Except as set forth in Section 4.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act.

                  SECTION 2.12. Execution of Documents. Unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Statutory Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 2.6.

                  SECTION 2.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

                  SECTION 2.14. Duration of Trust. The Trust, unless dissolved pursuant to the provisions of Article VII hereof, shall have existence for thirty-five (35) years from the Closing Date.

                  SECTION 2.15. Mergers. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described in this Section 2.15 and except with respect to the distribution of Debentures to Holders of Securities pursuant to Section 7.1(a)(iv) of the Declaration or Section 4 of Annex I.

                  (b) The Trust may, with the consent of the Administrators (which consent will not be unreasonably withheld) and without the consent of the Institutional Trustee, the Delaware Trustee or the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any state; provided, that:

                           (i) if the Trust is not the survivor, such successor
                  entity (the "Successor Entity") either:

                                    (A) expressly assumes all of the obligations
                           of the Trust under the Securities; or

                                    (B) substitutes for the Securities other
                           securities having substantially the same terms as the Securities (the "Successor Securities") so that the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                           (ii) the Sponsor expressly appoints, as the holder of
                  the Debentures, a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee;

                           (iii) the Capital Securities or any Successor
                  Securities (excluding any securities substituted for the Common Securities) are listed or quoted, or any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

                           (iv) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, if the Capital Securities are then rated;

                           (v) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);

                           (vi) such Successor Entity has a purpose
                  substantially identical to that of the Trust;

                           (vii) prior to such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Trust has received a written opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                                    (A) such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interests in the Successor Entity);

                                    (B) following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                    (C) following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                           (viii) the Sponsor guarantees the obligations of such
                  Successor Entity under the Successor Securities to the same extent provided by the Guarantee, the Debentures and this Declaration; and

                           (ix) prior to such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Institutional Trustee shall have received an Officers' Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

                  (c) Notwithstanding Section 2.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE III

                                     SPONSOR

                  SECTION 3.1. Sponsor's Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

                  SECTION 3.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrators to engage in, the following activities:

                  (a) to determine the States in which to take appropriate action to qualify or register for sale of all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (b) to prepare for filing and request the Administrators to cause the filing by the Trust, as may be appropriate, of an application to the PORTAL system, for listing or quotation upon notice of issuance of any Capital Securities, as requested by the Holders of not less than a Majority in liquidation amount of the Capital Securities; and

                  (c) to negotiate the terms of and/or execute and deliver on behalf of the Trust, the Placement Agreement and other related agreements providing for the sale of the Capital Securities.

                                   ARTICLE IV

                           TRUSTEES AND ADMINISTRATORS

                  SECTION 4.1. Number of Trustees. The number of Trustees initially shall be two, and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holder of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holder of the Common Securities; provided, however, that there shall be a Delaware Trustee if required by Section 4.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case
Section 2.11 shall have no application to such entity in its capacity as Institutional Trustee.

                  SECTION 4.2. Delaware Trustee. If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of Columbia, has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Statutory Trust Act.

                  SECTION 4.3. Institutional Trustee; Eligibility. (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

                           (i)   not be an Affiliate of the Sponsor;

                           (ii) not offer or provide credit or credit
                  enhancement to the Trust; and

                           (iii) be a banking corporation or national
                  association organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state or District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.3(a)(iii), the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 4.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 4.7.

                  (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration.

                  (d) The initial Institutional Trustee shall be Wilmington Trust Company.

                  SECTION 4.4. Certain Qualifications of the Delaware Trustee Generally. The Delaware Trustee shall be a U.S. Person and either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  SECTION 4.5. Administrators. Each Administrator shall be a U.S. Person. There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator acting alone.

                  SECTION 4.6. Initial Delaware Trustee. The initial Delaware Trustee shall be Wilmington Trust Company.

                  SECTION 4.7. Appointment, Removal and Resignation of the Trustees and the Administrators.

                  (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 4.7.

                  (b) Subject to Section 4.7(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Securities and by appointing a successor Relevant Trustee. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements their expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the "Successor Institutional Trustee"). If the instrument of acceptance by the successor Relevant Trustee required by this
Section 4.7 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section 4.7.

                  (c) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an act of the Holders of a Majority in liquidation amount of the Common Securities. If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of a Majority in liquidation amount of the Common Securities delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Trustee shall comply with the applicable requirements of this Section
4.7. If an Event of Default shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in liquidation amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of this Section 4.7. If no successor Relevant Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this Section 4.7 within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of the Securities for at least six months may, on behalf of himself and all others similarly situated, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.

                  (d) The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders and to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

                  (e) Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or is adjudged by a court to have become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section 4.7 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the "Successor Delaware Trustee").

                  (f) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant Trustee.

                  (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                  (h) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

                  (i) Any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

                  SECTION 4.8. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 4.1, or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.7.

                  SECTION 4.9. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 4.7, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

                  SECTION 4.10. Meetings of the Trustees and the Administrators. Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that, in the case of the Administrators, a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators, as the case may be. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator.

                  SECTION 4.11. Delegation of Power. (a) Any Trustee or any Administrator, as the case may be, may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents, instruments or other writings contemplated in Section 2.6.

                  (b) The Trustees shall have power to delegate from time to time to such of their number or to any officer of the Trust that is a U.S. Person, the doing of such things and the execution of such instruments or other writings either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  SECTION 4.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and, provided, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section 4.7(i).

                                    ARTICLE V

                                  DISTRIBUTIONS

                  SECTION 5.1. Distributions. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including any Additional Interest or Deferred Interest) and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available in the Property Account for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. For the avoidance of doubt, funds in the Property Account shall not be distributed to Holders to the extent of any taxes payable by the Trust, in the case of withholding taxes, as determined by the Institutional Trustee or any Paying Agent and, in the case of taxes other than withholding tax taxes, as determined by the Administrators in a written notice to the Institutional Trustee.

                                   ARTICLE VI

                             ISSUANCE OF SECURITIES

                  SECTION 6.1. General Provisions Regarding Securities.

                  (a) The Administrators shall on behalf of the Trust issue one series of capital securities, evidenced by a certificate substantially in the form of Exhibit A-1, representing undivided beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I (the "Capital Securities"), and one series of common securities, evidenced by a certificate substantially in the form of Exhibit A-2, representing undivided beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

                  (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator. Any Certificate may be signed on behalf of the Trust by such person who, at the actual date of execution of such Security, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital Security shall not be valid until authenticated by the manual signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Trust to authenticate the Capital Securities. A Common Security need not be so authenticated and shall be valid upon execution by one or more Administrators.

                  (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration.

                  (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Guarantee.

                  SECTION 6.2. Paying Agent, Transfer Agent, Calculation Agent and Registrar.

                  (a) The Trust shall maintain in Wilmington, Delaware, an office or agency where the Securities may be presented for payment (the "Paying Agent"), and an office or agency where Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Securities and transfers and exchanges of Securities, such register to be held by a registrar (the "Registrar"). The Administrators may appoint the Paying Agent, the Registrar and the Transfer Agent, and may appoint one or more additional Paying Agents, one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional Paying Agent, the term "Registrar" includes any additional Registrar or co-Registrar and the term "Transfer Agent" includes any additional Transfer Agent or co-Transfer Agent. The Administrators may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities at its Corporate Trust Office. The Institutional Trustee or any of its Affiliates in the United States may act as Paying Agent, Transfer Agent or Registrar.

                  (b) The Trust shall also appoint a Calculation Agent, which shall determine the Coupon Rate in accordance with the terms of the Securities. The Trust initially appoints the Institutional Trustee as Calculation Agent.

                  SECTION 6.3.   Form and Dating.

                  (a) The Capital Securities and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1, and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided, that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having a stated liquidation amount of not less than $100,000.

                  (b) The Capital Securities are being offered and sold by the Trust pursuant to the Placement Agreement in definitive form, registered in the name of the Holder thereof, without coupons and with the Restricted Securities Legend.

                  SECTION 6.4. Mutilated, Destroyed, Lost or Stolen Certificates. If:

                  (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

                  (b) there shall be delivered to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be required by them to keep each of them harmless; then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 6.4, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 6.5. Temporary Securities. Until definitive Securities are ready for delivery, the Administrators may prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in form of definitive Securities but may have variations that the Administrators consider appropriate for temporary Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                  SECTION 6.6. Cancellation. The Administrators at any time may deliver Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Securities as the Administrators direct. The Administrators may not issue new Securities to replace Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

                  SECTION 6.7. Rights of Holders; Waivers of Past Defaults.

                  (a) The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Securities shall have no, and the issuance of the Securities shall not be subject to, preemptive or other similar rights and when issued and delivered to Holders against payment of the purchase price therefor, the Securities will be fully paid and nonassessable by the Trust.

                  (b) For so long as any Capital Securities remain outstanding, if, upon an Indenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of not less than a Majority in liquidation amount of the Capital Securities then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Debenture Trustee.

                  (c) At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such declaration and waive such default, the Holders of not less than a Majority in liquidation amount of the Capital Securities, by written notice to the Institutional Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Sponsor has paid or deposited with the
                  Debenture Trustee a sum sufficient to pay

                                    (A) all overdue installments of interest on
                           all of the Debentures;

                                    (B) any accrued Deferred Interest on all of
                           the Debentures;

                                    (C) the principal of (and premium, if any,
                           on) any Debentures that have become due otherwise than by such declaration of acceleration and interest and Deferred Interest thereon at the rate borne by the Debentures; and

                                    (D) all sums paid or advanced by the
                           Debenture Trustee under the Indenture and the reasonable compensation, documented expenses, disbursements and advances of the Debenture Trustee and the Institutional Trustee, their agents and counsel; and

                           (ii) all Events of Default with respect to the
                  Debentures, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.07 of the Indenture.

                  (d) The Holders of not less than a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default, except a default or Event of Default in the payment of principal or interest (unless such default or Event of Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default or Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  (e) Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.7.

                  (f) Except as otherwise provided in this Section 6.7, the Holders of not less than a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                   ARTICLE VII

                      DISSOLUTION AND TERMINATION OF TRUST

                  SECTION 7.1. Dissolution and Termination of Trust. (a) The Trust shall dissolve on the first to occur of:

                           (i) unless earlier dissolved, on November 7, 2037,
                  the expiration of the term of the Trust;

                           (ii) a Bankruptcy Event with respect to the Sponsor,
                  the Trust or the Debenture Issuer;

                           (iii) (other than in connection with a merger,
                  consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may
                  be) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                           (iv) the distribution of the Debentures to the
                  Holders of the Securities, upon exercise of the right of the Holders of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

                           (v) the entry of a decree of judicial dissolution of
                  any Holder of the Common Securities, the Sponsor, the Trust or the Debenture Issuer;

                           (vi) when all of the Securities shall have been
                  called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                           (vii) before the issuance of any Securities, with the
                  consent of all of the Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including Section 3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Institutional Trustee shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                  ARTICLE VIII

                              TRANSFER OF INTERESTS

                  SECTION 8.1. General. (a) Where Capital Securities are presented to the Registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different Certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

                  (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor under the Indenture that is a U.S. Person may succeed to the Sponsor's ownership of the Common Securities.

                  (c) Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Capital Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

                  (d) The Registrar shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Any Security issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same Security and shall be entitled to the same benefits under this Declaration as the Security surrendered upon such registration of transfer or exchange. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form similar to Exhibits B and C satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section
6.6. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  (e) Neither the Trust nor the Registrar shall be required (i) to issue, register the transfer of, or exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  SECTION 8.2. Transfer Procedures and Restrictions.

                  (a) The Capital Securities shall bear the Restricted Securities Legend (as defined below), which shall not be removed unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the Restricted Securities Legend.

                  (b) When Capital Securities are presented to the Registrar (x) to register the transfer of such Capital Securities, or (y) to exchange such Capital Securities for an equal number of Capital Securities represented by different Certificates, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Capital Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing and (i) if such Capital Securities are being transferred to a QIB, accompanied by a certificate of the transferor substantially in the form set forth as Exhibit C hereto or (ii) if such Capital Securities are being transferred otherwise than to a QIB, accompanied by a certificate of the transferee substantially in the form set forth as Exhibit B hereto.

                  (c) Except as permitted by Section 8.2(a), each Capital Security shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY
(A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE DEBENTURE ISSUER'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, REPRESENTS AND WARRANTS THAT IT WILL NOT ENGAGE IN HEDGING

TRANSACTIONS INVOLVING THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

                  (d) Capital Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount (100 Capital Securities) and multiples of $1,000 in excess thereof. Any attempted transfer of Capital Securities in a block having an aggregate liquidation amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Capital Securities.

                  SECTION 8.3. Deemed Security Holders. The Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

                                   ARTICLE IX

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

                  SECTION 9.1. Liability. (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                           (i) personally liable for the return of any portion
                  of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                           (ii) required to pay to the Trust or to any Holder of
                  the Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

                  SECTION 9.2. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person (other than an Administrator) shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions and except that an Administrator shall be liable for any such loss, damage or claim incurred by reason of such Administrator's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                  SECTION 9.3. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

                  (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its "discretion" or under a grant of similar
                  authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its "good faith" or under another express
                  standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  SECTION 9.4. Indemnification. (a) (i) The Sponsor shall indemnify, to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

                           (ii) The Sponsor shall indemnify, to the fullest
                  extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (iii) To the extent that an Indemnified Person shall
                  be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
                  Section 9.4(a), or in defense of any claim, issue or matter therein, such Person shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection therewith.

                           (iv) Any indemnification of an Administrator under
                  paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (A) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (C) by the Common Security Holder of the Trust.

                          (v) To the fullest extent permitted by law, expenses
                  (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) in the case of a Company Indemnified Person (A) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (C) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful, or
                  (2) in the case of a Fiduciary Indemnified Person, by independent legal counsel in a written opinion that, based upon the facts known to the counsel at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful. In no event shall any advance be made (i) to a Company Indemnified Person in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders or
                  (ii) to a Fiduciary Indemnified Person in instances where independent legal counsel promptly and reasonably determines in a written opinion that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders.

                  (b) The Sponsor shall indemnify, to the fullest extent permitted by applicable law, each Indemnified Person from and against any and all loss, damage, liability, tax (other than taxes based on the income of such Indemnified Person), penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with or by reason of the creation, administration or termination of the Trust, or any act or omission of such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim incurred by such

Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

                  (c) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect. Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

                  (d) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Sponsor would have the power to indemnify such Person against such liability under the provisions of this Section 9.4.

                  (e) For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4 with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

                  (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                  (g) The provisions of this Section 9.4 shall survive the termination of this Declaration or the earlier resignation or removal of the Institutional Trustee. The obligations of the Sponsor under this Section 9.4 to compensate and indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustees as such, except funds held in trust for the benefit of the holders of particular Capital Securities, provided, that the Sponsor is the holder of the Common Securities.

                  SECTION 9.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 4.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                  SECTION 9.6. Compensation; Fee. (a) The Sponsor agrees:

                                    (i) to pay to the Trustees from time to time
                           such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                                    (ii) except as otherwise expressly provided
                           herein, to reimburse the Trustees upon request for all reasonable, documented expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance attributable to their negligence or willful misconduct.

                  (b) The provisions of this Section 9.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.




                                   ARTICLE X

                                   ACCOUNTING

                  SECTION 10.1. Fiscal Year. The fiscal year (the "Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  SECTION 10.2. Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

                  (b) The Administrators shall either (i) cause each Form 10-K and Form 10-Q prepared by the Sponsor and filed with the Commission in accordance with the Exchange Act to be delivered to each Holder of Securities, within 90 days after the filing of each Form 10-K and within 30 days after the filing of each Form 10-Q or (ii) cause to be prepared at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

                  (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrators shall cause to be duly prepared in the United States, as defined for purposes of Treasury Regulations Section 301.7701-7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

                  (e) So long as the only Holder of the Capital Securities is TPref Funding II, Ltd., the Administrators will cause the Sponsor's reports on Form FR Y-9C to be delivered to the Holder promptly following their filing with the Federal Reserve.

                  SECTION 10.3. Banking. The Trust shall maintain one or more bank accounts in the United States, as defined for purposes of Treasury Regulations Section 301.7701-7, in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

                  SECTION 10.4. Withholding. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution to the Holder in the amount of the withholding. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

                  SECTION 11.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by

                           (i) the Institutional Trustee,

                           (ii) if the amendment affects the rights, powers,
                  duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee,

                           (iii) if the amendment affects the rights, powers,
                  duties, obligations or immunities of the Administrators, the Administrators, and

                           (iv) the Holders of a Majority in liquidation amount
                  of the Common Securities.

                  (b) Notwithstanding any other provision of this Article XI, no amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless the Institutional Trustee shall have first
                  received

                                    (A) an Officers' Certificate from each of
                           the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                                    (B) an opinion of counsel (who may be
                           counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; or

                           (ii) if the result of such amendment would be to

                                    (A) cause the Trust to cease to be
                           classified for purposes of United States federal income taxation as a grantor trust;

                                    (B) reduce or otherwise adversely affect the
                           powers of the Institutional Trustee in contravention of the Trust Indenture Act;

                                    (C) cause the Trust to be deemed to be an
                           Investment Company required to be registered under the Investment Company Act; or

                                    (D) cause the Debenture Issuer to be unable
                           to treat an amount equal to the Liquidation Amount of the Debentures as "Tier 1 Capital" for purposes of the capital adequacy guidelines of the Federal Reserve.

                  (c) Except as provided in Section 11.1(d), (e) or (g), no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in liquidation amount of the Capital Securities shall have consented to such amendment.

                  (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

                  (e) Sections 9.1(b) and 9.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

                  (f) The rights of the Holders of the Capital Securities and Common Securities, as applicable, under Article IV to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital Securities or Common Securities, as applicable.

                  (g) This Declaration may be amended by the Institutional Trustee and the Holder of a Majority in liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

                           (i) cure any ambiguity;

                           (ii) correct or supplement any provision in this
                  Declaration that may be defective or inconsistent with any other provision of this Declaration;

                           (iii) add to the covenants, restrictions or
                  obligations of the Sponsor; or

                           (iv) modify, eliminate or add to any provision of
                  this Declaration to such extent as may be necessary or desirable, including, without limitation, to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders of Securities;

provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), (iii) or (iv) shall adversely affect the powers, preferences or rights of Holders of Capital Securities.

                  SECTION 11.2. Meetings of the Holders of the Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of not less than 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more calls in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of the Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the Securities:

                           (i) notice of any such meeting shall be given to all
                  the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                           (ii) each Holder of a Security may authorize any
                  Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                           (iii) unless the Statutory Trust Act, this
                  Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations section 301.7701-7).


                                   ARTICLE XII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

                  SECTION 12.1. Representations and Warranties of Institutional Trustee. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

                  (a) the Institutional Trustee is a banking corporation or national association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States of America, respectively, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000);

                  (c) the Institutional Trustee is not an affiliate of the Sponsor, nor does the Institutional Trustee offer or provide credit or credit enhancement to the Trust;

                  (d) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

                  (e) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

                  (f) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

                  SECTION 12.2. Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) if it is not a natural person, the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

                  (c) if it is not a natural person, the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

                  (d) it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

                  (f) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Statutory Trust Act.

                                  ARTICLE XIII

                                  MISCELLANEOUS

                  SECTION 13.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                                    SFSC Capital Trust I
                                    c/o State Financial Services Corporation
                                    10708 W. Janesville Road
                                    Hales Corners, WI 53130-0467
                                    Attention: Timothy L. King
                                    Telecopy: 414-425-8939
                                    Telephone: 414-525-3246

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                                    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention: Corporate Trust Administrator
                                    302-651-8882
                                    302-651-1000

                  (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                                    Wilmington Trust Company

                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention: Corporate Trust Administrator
                                    302-651-8882
                                    302-651-1000

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                                    State Financial Services Corporation
                                    10708 W. Janesville Road
                                    Hales Corners, WI 53130-0467

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 13.2. Governing Law. This Declaration and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights, obligations and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware.

                  SECTION 13.3. Submission to Jurisdiction.

                  (a) Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Declaration, or the transactions contemplated hereby, may be instituted in any of the courts of the State of New York and the United States District Courts, in each case located in the Borough of Manhattan, City and State of New York, and further agrees to submit to the jurisdiction of any competent court in the place of its corporate domicile in respect of actions brought against it as a defendant. In addition, each such party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and irrevocably waives any right to which it may be entitled on account of its place of corporate domicile. Each such party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Declaration or the transactions contemplated hereby. Each such party agrees that final judgment in any proceedings brought in such a court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

                  (b) Each of the Sponsor and the Holder of the Common Securities irrevocably consents to the service of process on it in any such suit, action or proceeding in any such court by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 13.1 hereof.

                  (c) To the extent permitted by law, nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Declaration in any other state, country or place.

                  SECTION 13.4. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                  SECTION 13.5. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  SECTION 13.6. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

                  SECTION 13.7. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  SECTION 13.8. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have caused this Declaration to be duly executed as of the day and year first above written.

                                      WILMINGTON TRUST COMPANY,
                                          as Delaware Trustee

                                      By: /s/
                                          -----------------------------
                                          Name:
                                          Title:

                                      WILMINGTON TRUST COMPANY,
                                          as Institutional Trustee

                                      By: /s/
                                          -----------------------------
                                          Name:
                                          Title:

                                      STATE FINANCIAL SERVICES CORPORATION
                                          as Sponsor

                                      By: /s/
                                          -----------------------------
                                          Name:
                                          Title:

                                      By: /s/
                                          -----------------------------
                                          Administrator

                                      By: /s/
                                          -----------------------------
                                          Administrator



                                       1